UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2004

BEDFORD PROPERTY INVESTORS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12222	68-0306514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

270 Lafayette Circle

Lafayette, CA 94549

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (925) 283-8910

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

On March 30, 2004, Bedford Property Investors, Inc. (the “Registrant”) entered into an Underwriting Agreement with Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and RBC Dain Rauscher Inc. in connection with the Registrant’s underwritten public offering of 2,400,000 shares of its 7.625% Series B Cumulative Redeemable Preferred Stock. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this current report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 30, 2004, by and between Bedford Property Investors, Inc. and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and RBC Dain Rauscher Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

By:	/s/ Dennis Klimmek
Name:	Dennis Klimmek
Title:	Executive Vice President, Secretary and General Counsel

Date: March 31, 2004

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 30, 2004, by and between Bedford Property Investors, Inc. and Morgan Stanley & Co. Incorporated, Banc of America Securities LLC and RBC Dain Rauscher Inc.